EXHIBIT 99.1

EXECUTION COPY

AMENDMENT NO. 10 TO
THE LOAN DOCUMENTS

Dated as of June 26, 2009

AMENDMENT NO. 10 TO THE LOAN DOCUMENTS (this “Amendment”) among SOTHEBY’S, a Delaware corporation (“Holdings”), SOTHEBY’S, INC., a New York corporation (the “Company” and, together with Holdings, the “U.S. Borrowers”), OATSHARE LIMITED, a company registered in England and Wales with registration number 01737495 (“Oatshare”), SOTHEBY’S, a company registered in England and Wales with registration number 00874867 (“Sotheby’s” and, together with Oatshare, the “U.K. Borrowers”, and collectively with the U.S. Borrowers, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Foreign Currency Lead Lender.

PRELIMINARY STATEMENTS:

(1) The Borrowers, the Lenders and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of November 14, 2005, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement dated as of February 3, 2006, Amendment No. 2 to the Amended and Restated Credit Agreement dated as of May 18, 2006, Amendment No. 3 to the Amended and Restated Credit Agreement dated as of January 2, 2007, Amendment No. 4 to the Amended and Restated Credit Agreement dated as of July 25, 2007, Consent and Amendment No. 5 to the Amended and Restated Credit Agreement dated as of December 17, 2007, Amendment No. 6 to the Amended and Restated Credit Agreement dated as of January 22, 2008, Amendment No. 7 to the Amended and Restated Credit Agreement dated as of April 24, 2008, Amendment No. 8 to the Amended and Restated Credit Agreement dated as of June 6, 2008 and Amendment No. 9 to the Amended and Restated Credit Agreement dated as of February 4, 2009 (as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrowers and the other grantors party thereto (the “Grantors”) have entered into the Security Agreement dated as of September 7, 2005, as heretofore amended and as otherwise modified (the “Security Agreement”).

(3) The Borrowers and the Lenders have agreed to amend the Credit Agreement to (i) amend the definitions of Applicable Commitment Fee Percentage, Applicable Rate, Borrowing Base, Eligible Loans, Consolidated Interest Coverage Ratio and Measurement Period, (ii) amend the Letter of Credit Fees, (iii) add a minimum Consolidated EBITDA requirement for certain fiscal periods of Holdings, (iv) waive the Consolidated Interest Coverage Ratio for certain fiscal periods of Holdings, (v) add a Consolidated Senior Secured Leverage Ratio covenant for certain fiscal periods of Holdings, (vi) eliminate the remaining amounts available to make repurchases of Senior Notes, (vii) waive the Consolidated Leverage Ratio covenant for certain fiscal periods of Holdings, and (viii) reduce the Facility size from $250,000,000 to $150,000,000.

(4) The Borrowers and the Grantors have agreed to amend the Security Agreement to require that the bank accounts which hold the proceeds relating to the Eligible Loans be pledged and be subject to account control agreements.

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

SECTION 1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is, as of the Amendment No. 10 Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended by:

(i) adding the defined terms “Amendment No. 10” and “Amendment No. 10 Effective Date” to read in full as follows:

     “Amendment No. 10” means that Amendment No. 10, dated as of June 26, 2009 among the Borrowers, the Lenders and the Administrative Agent.

     “Amendment No. 10 Effective Date” means June 26, 2009.

(ii) amending and restating the defined terms “Applicable Commitment Fee Percentage”, “Applicable Rate”, “Borrowing Base” and “Eligible Loans” to read in full as follows:

     “Applicable Commitment Fee Percentage” means, in respect of the Facility, (x) at any time during the period commencing on the Amendment No. 10 Effective Date through the date on which the Compliance Certificate for the period ending March 31, 2010 is delivered, 0.875% per annum and (y) thereafter at any time, a percentage per annum determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Commitment Fee Percentage
Pricing	Consolidated	Commitment
Level	Leverage Ratio	Fee
1	<4.0:1	0.625%
2	>4.0:1, < 4.5:1	0.750%
3	>4.5:1	0.875%

Any increase or decrease in the Applicable Commitment Fee Percentage resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered.”

“Applicable Rate” means (a) in the case of any Loan that is a Base Rate Loan denominated in Dollars, (x) at any time during the period commencing on the Amendment No. 10 Effective Date through the date on which the Compliance Certificate for the period ending March 31, 2010 is delivered, 4.250% per annum, and (y) thereafter at any time, a percentage per annum determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

Applicable Rate
Pricing	Consolidated
Level	Leverage Ratio	Applicable Rate
1	<3.0:1	2.000%
2	>3.0:1, < 4.0:1	2.250%
3	>4.0:1, < 4.5:1	2.750%
4	>4.5:1	3.250%

and (b) in the case of any Loan that is a Eurocurrency Rate Loan denominated in Dollars, Euros or Pounds, (x) at any time during the period commencing on the Amendment No. 10 Effective Date through the date on which the Compliance Certificate for the period ending March 31, 2010 is delivered, 5.500% per annum, and (y) thereafter at any time, a percentage per annum determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate
Pricing	Consolidated
Level	Leverage Ratio	Applicable Rate
1	<3.0:1	3.250
2	>3.0:1, < 4.0:1	3.500
3	>4.0:1, < 4.5:1	4.000
4	>4.5:1	4.500

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered.”

     “Borrowing Base” means, at any time, the sum of (i) 85% of the aggregate principal amount of any Eligible Loans outstanding at such time, plus (ii) 15% of the value of the inventory of Holdings and its Subsidiaries located in the United States and the United Kingdom.”

     “Eligible Loans” means, notes made in favor of, or loan advances made by, Holdings or any of its Subsidiaries in connection with Holdings’ or such Subsidiary’s lending and financing activities. Notwithstanding the foregoing, the following notes and loan advances shall not be considered “Eligible Loans”: (a) any note or loan advance to the extent that such note or loan advance is secured by a Lien on collateral located outside the United States or the United Kingdom, (b) any note or loan advance to the extent that such note or loan advance exceeds a loan to value ratio of 60%, (c) any non-accrual note or loan advance, (d) any note or loan advance where the obligor’s obligation to pay is subject to a good faith dispute or under litigation, (e) any unsecured note or loan

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

advance, (f) any note or loan advance where the obligor thereon is an employee, (g) any note or loan advance with a final maturity date longer than one and one half years from the date of calculation, and (h) any note or loan advance that is subject to a Lien other than any Lien created under the Collateral Documents.

(iii) amending the defined term “Consolidated Interest Coverage Ratio” by (x) amending and restating clause (a) to read in full as follows:

“(a) Consolidated EBITDA to”; and

(y) amending and restating clause (b) to read in full as follows:

“(b) Consolidated Interest Charges minus the principal and interest expenses relating to the York Capital Lease, minus any amounts included in Consolidated Interest Charges for such period in respect of amortization of (i) discounts on the payment of settlements with the Department of Justice and related anti-trust matters, (ii) discounts on the existing Senior Notes, (iii) closing fees incurred in conjunction with the amendments and restatements of the Existing Credit Agreement and this Agreement (including any fee related to termination of the Existing Credit Agreement), (iv) interest accrued on amounts payable on the unfunded senior management benefit plan of Holdings and its Subsidiaries, in each case, of or by Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period, and (v) any non-cash interest expense relating to the recording of any mortgages on the York Avenue Property, to the extent treated as interest in accordance with GAAP.”

(iv) adding the defined term “Consolidated Senior Secured Leverage Ratio” to read in full as follows:

“Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness (excluding Indebtedness secured by mortgages on the York Avenue Property) as of such date that is secured by a Lien on any assets of Holdings or any of its Subsidiaries (calculated in respect of Loans hereunder on the average daily aggregate principal amount of such Loans during the applicable Measurement Period) to (b) Consolidated EBITDA for the most recently completed Measurement Period.

(v) amending the defined term “Measurement Period” to read in full as follows:

“Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of Holdings; provided, however, that for the purposes of Section 7.11(e), Measurement Period shall mean, at any date of determination, the most recently completed fiscal quarter.

          (b) Section 2.03(i) of the Credit Agreement is, as of the Amendment No. 10 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended by amending and restating the first three lines of clause (i) immediately preceding the word "times" to read as follows:

“(i) Letter of Credit Fees. The Borrowers shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, in

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

Dollars, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate in effect from time to time for Eurocurrency Rate Loans”

                    (c) Section 7.11 of the Credit Agreement is, as of the Amendment No. 10 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended by:

(i) amending and restating clause (a) to read in full as follows:

          “(a) Consolidated Interest Coverage Ratio. As of the end of the fiscal quarter of Holdings ended March 31, 2010 and thereafter, permit the Consolidated Interest Coverage Ratio to be less than 2.0:1.0. ”

(ii) adding “(b)” immediately before the heading “Consolidated Leverage Ratio” and amending and restating such clause (b) to read in full as follows:

          “(b) Consolidated Leverage Ratio. As of the end of the fiscal quarter of Holdings ended March 31, 2010 and thereafter, permit the Consolidated Leverage Ratio to be greater than 3.5:1.0. ”

(iii) deleting “(b)” immediately before the heading “Capital Expenditures” and replacing it with “(c)”;

(iv) adding the following new clause (d):

          “(d) Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio of Holdings as of the end of each of the fiscal quarters of Holdings ended June 30, 2009, September 30, 2009 and December 31, 2009 to be greater than 2.50:1.00. ”; and

(v) adding the following new clause (e):

           “(e) Minimum Consolidated EBITDA. (x) As of the end of the fiscal quarter of Holdings ended June 30, 2009, permit Consolidated EBITDA to be less than $47,000,000, (y) as of the end of the fiscal quarter of Holdings ended September 30, 2009, permit Consolidated EBITDA to be a negative amount greater than $(36,000,000), and (z) as of the end of the fiscal quarter of Holdings ended December 31, 2009, permit Consolidated EBITDA to be less than $85,000,000.”

          (d) Section 7.15 of the Credit Agreement is, as of the Amendment No. 10 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended and restated to read in full as follows:

          “7.15 Prepayments, Etc. of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, the Senior Notes, other than any refinancing, refunding, renewal or extension in accordance with Section 7.02(g) .”

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

          SECTION 2. Amendments to the Security Agreement.

          (a) Preliminary Statement (3) of the Security Agreement is, as of the Amendment No. 10 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended and restated to read in full as follows:

     “(3) Each Grantor is the owner of the deposit accounts (the “Deposit Accounts”) set forth opposite such Grantor’s name under the heading “Deposit Accounts” on Schedule II hereto and each Grantor is the owner of the deposit accounts (the “Pledged Deposit Accounts”) set forth opposite such Grantor’s name under the heading “Pledged Deposit Accounts” on Schedule II hereto, which Pledged Deposit Accounts shall be established and maintained for the purpose of holding all proceeds relating to any Eligible Loans.”

          (b) Section 1(e)(i) of the Security Agreement is, as of the Amendment No. 10 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended by adding the words “the Pledged Deposit Accounts,” in the first line thereto immediately following the words “Deposit Accounts” and in the last line thereto immediately following the words “Deposit Accounts”.

          (c) Section 4 of the of the Security Agreement is, as of the Amendment No. 10 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended by:

      (i) deleting the section heading therein and renumbering such section heading to be “Section 4.1 Delivery and Control of Security Collateral” and

     (ii) adding to the end of Section 4.1, the following new Section 4.2:

     “Section 4.2 Maintaining the Account Collateral. So long as any Loan or any other Obligations of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement or Secured Cash Management Agreement shall be in effect or any Lender shall have any Commitment:

     (a) Each Grantor will maintain all Pledged Deposit Accounts only with the financial institution acting as Collateral Agent hereunder or with a bank (a “Pledged Account Bank”) that has agreed with such Grantor and the Collateral Agent to comply with instructions originated by the Collateral Agent directing the disposition of funds in such deposit account without the further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent (a “Deposit Account Control Agreement”).

     (b) Each Grantor will deposit in a Pledged Deposit Account, at the end of each Business Day, any payments received pursuant to any Eligible Loans.

     (c) If an Event of Default shall have occurred and be continuing, the Collateral Agent may, at any time and without notice to, or consent from, any Grantor, transfer, or direct the transfer of, funds from the Pledged Deposit Accounts to satisfy the Grantor’s obligations under the Loan Documents.”

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

     (d) Section 18(d) of the Security Agreement is, as of the Amendment No. 10 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended to add the following sentence at the end thereof:

     “Further, the Collateral Agent may send to each bank party to any Deposit Account Control Agreement a “Notice of Exclusive Control” as defined in and under such Agreement.”

          SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment No. 10 Effective Date”) when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by each Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors and Grantors, (iii) a certificate signed by a duly authorized officer of each Borrower stating that (A) the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment No. 10 Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date), and (B) no event has occurred and is continuing that constitutes a Default and (iv) for the account of each Lender executing this Amendment on or before 12:00 pm EST on Thursday, June 25, 2009, a fee equal to 0.500% of such Lender’s Commitment, such fee to be calculated on the basis of such Lender’s Commitment following the reduction thereof in connection with Section 5 of this Amendment. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

          SECTION 4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment No. 10 Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

          SECTION 5. Reduction of Commitments. Holdings hereby agrees that as of the Amendment No. 10 Effective Date, the Facility shall be permanently reduced to $150,000,000, and the Commitments of each Lender shall be ratably reduced. Holdings hereby certifies that, after giving effect to the reduction of the Facility, the Total Outstandings will not exceed the Facility.

          SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. On and after the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in the Notes and each of the other Loan Documents to “the Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment.

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

          (b) The Credit Agreement, the Security Agreement, the Notes, and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 7. Costs, Expenses, Etc. Each Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

          SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SOTHEBY’S

By: /s/ Michael L. Gillis
Name: Michael L. Gillis
Title: SVP, Treasurer

SOTHEBY’S, INC.

By: /s/ Michael L. Gillis
Name: Michael L. Gillis
Title: SVP, Treasurer

OATSHARE LIMITED

By: /s/ William S. Sheridan
Name: William S. Sheridan
Title: EVP & Chief Financial Officer

SOTHEBY’S

By: /s/ William S. Sheridan
Name: William S. Sheridan
Title: EVP & Chief Financial Officer

Signature Page

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent, L/C Issuer, Swing Line Lender,
Foreign Currency Lead Lender and Lender

By: /s/ Edwin B. Cox
Name: Edwin B. Cox
Title: Senior Vice President

Signature Page

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

HSBC BANK PLC,
as Lender
By /s/ Paul Hagger
Name: Paul Hagger
Title: Global Relationship Manager

Signature Page

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Lender

By /s/ Evelyn Kusold
Name: Evelyn Kusold
Title: Vice President

Signature Page

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

RBS Citizens N.A.,
as Lender

By /s/ Martin Efron
Name: Martin Efron
Title: Senior Vice President

Signature Page

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

UNITED OVERSEAS BANK LIMITED,
NEW YORK AGENCY, as Lender

By /s/ George Lim
Name: George Lim
Title: SVP & GM

By /s/ Mario Sheng
Name: Mario Sheng
Title: AVP

Signature Page

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

COMERICA BANK,
as Lender

By /s/ Chris Rice
Name: Chris Rice
Title: Corporate Banking Officer

Signature Page

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

ISRAEL DISCOUNT BANK OF NEW YORK,
as Lender

By /s/ Richard Tripaldi
Name: Richard Tripaldi
Title: Vice President

By /s/ David Acosta
Name: David Acosta
Title: Senior Vice President

Signature Page

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

CAPITAL ONE LEVERAGE FINANCE CORP. (Formerly
NORTH FORK BUSINESS CAPITAL CORPORATION),
as Lender

By /s/ Ron Walker
Name: Ron Walker
Title: Senior Vice President

Signature Page

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

WEBSTER BUSINESS CREDIT CORPORATION,
as Lender

By /s/ Daniel C. Dupre
Name: Daniel C. Dupre
Title: Vice President

Signature Page

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

CONSENT

Dated as of June 26, 2009

     Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment and a Grantor under the Collateral Documents referred to in the Credit Agreement hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each of the Guaranty contained in the Credit Agreement and the grant of Collateral contained in the Collateral Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as such term is defined in the Collateral Documents).

GUARANTORS AND GRANTORS:

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES
CALIFORNIA, INC.
OBERON, INC.
THETA, INC.
SOTHEBY’S VENTURES, LLC
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY’S PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
SOTHEBY’S.COM LLC
SOTHEBY’S RES, INC.

By /s/ Michael L. Gillis
Name: Michael L. Gillis
Title: SVP, Treasurer

Consent

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement

SUNRISE LIQUORS & WINES, INC.

By /s/ Richard Buckley
Name: Richard Buckley
Title: Secretary/Director

SOTHEBY’S

By /s/ Michael L. Gillis
Name: Michael L. Gillis
Title: SVP, Treasurer

SOTHEBY’S, INC.

By /s/ Michael L. Gillis
Name: Michael L. Gillis
Title: SVP, Treasurer

OATSHARE LIMITED

By /s/ William S. Sheridan
Name: William S. Sheridan
Title: EVP & Chief Financial Officer

SOTHEBY’S FINANCIAL SERVICES LTD.

By /s/ William S. Sheridan
Name: William S. Sheridan
Title: EVP & Chief Financial Officer

CATALOGUE DISTRIBUTION COMPANY LIMITED

By /s/ William S. Sheridan
Name: William S. Sheridan
Title: EVP & Chief Financial Officer

Consent

Sotheby’s – Amendment No. 10 to Amended and Restated Credit Agreement